EXHIBIT 10.5


THIS AGREEMENT dated the 31st day of July, 2000


BETWEEN:

Belcarra Messaging Corp.,
a company incorporated in the Province of British Columbia, Canada and the Registered Office of which is at 220-1024 Ridgeway Avenue, Coquitlam, BC V3J 1S5 Canada.
(hereinafter referred to as the "Vendor")

AND:

POPstar Global Communications Inc.,
an International Business Company incorporated in British Virgin Islands and the Registered Office of which is at KPMG Centre, Tropic Isle Building, P.O. Box 3443, Road Town, Tortola, British Virgin Islands.
(hereinafter referred to as the "Purchaser")

AND:

POPstar Communications, Inc.,
a company incorporated in the State of Nevada, U.S.A. and the Registered Office of which is at 3675 Pecos McLeod, Suite 1400, Las Vegas, Nevada 89121-3881 U.S.A.
(hereinafter referred to as the "POPstar")

WHEREAS

A. The Vendor and its principals possess certain expertise and intellectual property relating to Internet Messaging; and

B. The Purchaser wishes to pursue certain product development involving Internet Messaging; and

C. The Vendor and the Purchaser entered into a Letter of Intent on June 30, 2000 for the transfer by the Vendor to the Purchaser's ownership of certain intellectual property listed herein.

NOW THEREFORE, IN CONSIDERATION of the payment of the consideration (the receipt and sufficiency of which is hereby acknowledged) and the promises and covenants contained herein and IT IS HEREBY AGREED as follows:



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1.   Definitions

     In this  Agreement,  unless the context  otherwise  requires  or  expressly
     provides,   the  following   words  shall  have  the   following   meanings
     respectively:

     "Intellectual Property" means (a) the IMAP mail server software which is based on Carnegie Mellon University's "Cyrus" IMAP server as modified by the Vendor, the software being easily implementable into a corresponding server having capacities exceeding 100,000 users using standard computer operating platforms; (b) Mail Transfer Agent software technology ("EXIM" MTA as modified by Fireplug Computers Inc.) providing scalability of messaging systems (carrying all message types, including fax, voice and other unified messaging) over a range of thousands of users to many millions of users and over thousands of domains; (c) Open LDAP, an LDAP directory tool, incorporated into the MTA software above; and (d) certain administrative software incorporating Open LDAP, and as developed by Ted Powell.

     "Restricted Common Stock" means up to 20,000 shares of Common Stock of POPstar issuable to the Vendor as described in Sections 3(ii) and 3(iii) herein.

     "C$" means the lawful currency of Canada.

     "US$" means the lawful currency of the United States of America.

     In this Agreement, reference to the plural shall include the singular and vice versa.

2.   Sale and Purchase of Intellectual Property

     The Vendor shall transfer to the Purchaser the beneficial ownership of and the exclusive right to use and exploit the Intellectual Property which shall include the right to use, sell, distribute, license or market the same on a world wide basis. The Vendor shall transfer to the Purchaser all proprietary and intellectual property rights, including all rights of Vendor, if any, in and to trade names, trade marks, service marks, copyrights, patents, designs and other intellectual property rights relating to the Intellectual Property. The sale by the Vendor of the Intellectual Property to the Purchaser shall be exclusive to the extent that the Vendor shall not grant to any third party (save for Bridgewater Systems Corporation, The Electric Mail Company Inc. and such other parties with the prior written approval of the Purchaser) the right to use, copy, adapt, prepare derivative works of, distribute, sell, lease or otherwise dispose of, reproduce, reverse-engineer, disassemble, transmit, perform, display the Intellectual Property, or any portion thereof. Forthwith the purchase by the Purchaser of the Intellectual Property from the Vendor, the Purchaser shall have sole and exclusive unfettered discretion in commercially exploiting the Intellectual Property. The Vendor's existing license for internal use shall remain in force.



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

3.   Purchase Consideration

     The consideration to be made by the Purchaser to the Vendor for the purchase of the Intellectual Property shall be as follows:

          (i) an initial cash payment of C$35,000.00, payable upon the Closing of this Agreement;

          (ii) 10,000 shares of Restricted Common Stock of POPstar, to be issued upon the Closing of this Agreement;

          (iii) an additional 10,000 shares of Restricted Common Stock of POPstar, to be issued on January 10, 2001, subject to the fulfillment of the performance benchmarks set out in Section
                    5.2 herein; and

          (iv) 12 equal monthly payments of C$2,500.00 each, such payments commencing on the 30th day of the calendar month following the date of this Agreement.

4.   Closing

     4.1. Place and Time. Closing of the sale and purchase of the Intellectual Property shall take place at 107 East 3rd Avenue, Vancouver, BC, Canada no later than 5:00 p.m. on August 31, 2000, or at such other place, date and time as the parties hereto may agree in writing.

     4.2. Conditions to Closing. Prior to Closing, the following conditions shall have been satisfied:

          4.2.1. The Purchaser shall have entered into a royalty-free licensing agreement (in a form and on terms no less favourable than the licensing agreement set out in EXHIBIT A hereto) with Carnegie Mellon University in respect of the use and resale by the Purchaser of the IMAP server software developed as part of Carnegie Mellon University's "Cyrus" IMAP server software which forms part of the Intellectual Property.

          4.2.2. The Seller shall have  obtained  written  release of Ted Powell
               and  Bridgewater   Systems  Corporation  in  form  and  substance
               satisfactory to the Purchaser.

     4.3. Deliveries by the Vendor. At the Closing, the Vendor shall deliver or procure the delivery of the following to the Purchaser:

          4.3.1. All source code and documentation developed by or obtained by the Vendor in conjunction with the Intellectual Property.



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

          4.3.2.  Written  releases  of  Ted  Powell  and  Bridgewater   Systems
               Corproation in form and substance satisfactory to the Purchaser.

     4.4. Deliveries by the Purchaser. At the Closing, the Purchaser shall deliver or procure the delivery of the following to the Seller:

          4.4.1. A cheque, bank draft or money order in the amount of C$35,000.00 made payable to the Vendor.

          4.4.2. A certified copy of an irrevocable instruction by POPstar to POPstar's share transfer agent instructing the share transfer agent to issue a certificate for 10,000 shares of Restricted Common Stock of POPstar in the name of the Vendor.

5.   Transitional Development Assistance and Further Performance

     5.1. Transitional Development Assistance. The Vendor agrees to provide transitional development assistance to the Purchaser in connection with the further development by the Purchaser's personnel for a period of not less than 12 months. This period may be extended upon mutual, written agreement between the Vendor and the Purchaser. Payment by the Purchaser to the Vendor in respect of this transitional development assistance is set out in Section 3(iv) herein. The transitional development assistance to be provided by the Vendor shall generally be adequate to allow the Purchaser's reasonably capable personnel to proceed with such further development without such further assistance. The transitional development assistance shall include at least one monthly in-person review meeting between technical personnel to be appointed by the Vendor and the Purchaser, the form and venue of such meeting to be determined between the Vendor and the Purchaser.

     5.2. Further Performance. The Vendor warrants that it will deliver to the Purchaser a working demonstration of mail server "cluster" operation prior to January 10, 2001, the date by which an additional 10,000 shares of Restricted Common Stock of POPstar, subject to this Section 5.2, are to be issued to the Vendor. For the purpose of this Agreement, a "cluster" of mail servers shall comprise a plurality of IMAP or POP-3 mail servers sharing a common e-mail domain address while appearing to subscribers and external routing entities as a single, large server. This is facilitated through the use of an administrative database linking each user to a specific mail server within the cluster. The working demonstration shall comprise: (i) administrative registration of subscribers within a cluster, including assignment of each to a specific mail server; (ii) successful demonstration of proper routing of e-mail messages to registered subscribers, to the specific server to which each is assigned; (iii) successful access to and operation of the specific server by such registered subscribers. The Vendor must also demonstrate to the satisfaction of the Purchaser a strategy by which the Purchaser may extend administrative functions associated with subscriber assignment to include subscriber reassignment to a



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

          different mail server within a cluster, without loss of stored messages or requiring any action or change of procedures on the part of the subscriber.

6.   Representations and Warranties by the Vendor

     The Vendor represents and warrants to the Purchaser and POPstar that:

     6.1. Organization of the Vendor. The Vendor is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of the Vendor and this Agreement constitutes a valid and binding obligation of the Vendor; enforceable against it in accordance with its terms.

     6.2. No Conflict as to the Vendor. Neither the execution and delivery of this Agreement nor the consummation of the sale of the Intellectual Property to the Purchaser will (a) violate any provision of the certificate of incorporation, memorandum, articles, by-laws or other constituting documents of the Vendor, or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement to which the Vendor is a party which will result in the creation or imposition of any security interest, mortgage, encumbrances, lien, charge, adverse claim or restriction of any kind on the Intellectual Property, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to the Vendor.

     6.3. Title to Intellectual Property. The Vendor owns the Intellectual Property free from any and all security interest, mortgage, encumbrances, lien, charge, adverse claim or restriction of any kind, including but not limited to any restriction on the use, transfer, licensing, receipt of income or other exercise of any attributes of ownership.

     6.4. Carnegie Mellon University Licensing Agreement. It is the Vendor's understanding that the Purchaser may be required to enter into a royalty-free licensing agreement (in a form and has contents similar to the licensing agreement set out in EXHIBIT A hereto) with, and pay a one-time license fee to, Carnegie Mellon University in respect of the use and resale by the Purchaser of the IMAP server software developed as part of Carnegie Mellon University's "Cyrus" IMAP server software which forms part of the Intellectual Property. To the best of the Vendor's knowledge and belief, Carnegie Mellon University has not terminated its policy of licensing its "Cyrus" IMAP server software. It is the understanding of the Vendor that, as of June 30, 2000, the date of the Letter of Intent, the one-time licensing fee charged by Carnegie Mellon University for its "Cyrus" IMAP server software was US$20,000. The Vendor is not aware of any adverse change, proposed or otherwise,



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

          in Carnegie Mellon University's licensing policy and licensing fees.

     6.5. Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any governmental body is required to be made or obtained by the Vendor in connection with the execution, delivery, performance and consummation of this Agreement by the Vendor.

     6.6. Other Consents. Other than the consent of the board of directors of the Vendor (which is already obtained), no consent of any person is required to be obtained by the Vendor for the execution, delivery and performance of this Agreement or the consummation of the sale and purchase of the Intellectual Property to the Purchaser.

     6.7. No Litigation. There is no claim, action, suit, inquiry, proceeding or investigation by or before any court or governmental body pending or threatened in writing against the Vendor which may affect the value of the Intellectual Property or the Vendor's title to the Intellectual Property.

     6.8. Non-Competition. The Vendor warrants and represents that, for a period of not less than 24 months after the termination of the transitional development assistance described in Section 5 herein, the Vendor shall not, directly or indirectly, either individually or in partnership or jointly or in conjunction with any third party, as principal, agent, beneficiary, independent contractor, supplier, consultant, financier, lender, guarantor, partner, proprietor or shareholder in any capacity whatsoever or in any other manner whatsoever carry on or be engaged in or be concerned with or interested in, financially or otherwise, any business or undertaking competitive with the Intellectual Property.

     6.9. Vendor's Representations as to POPstar Restricted Common Stock:

          6.9.1. No Qualification.  The Vendor understands and acknowledges that
               (i) none of the Restricted Common Stock have been qualified by a prospectus or registration statement or otherwise qualified for sale under the securities laws of any jurisdiction; (ii) absent an exemption from registration or prospectus requirements of applicable Federal and State securities laws of the United States of America, the issuance and sale of the Restricted Common Stock would require the involvement of a registered dealer and the filing of a prospectus and registration statement (if applicable); (iii) POPstar is and will be issuing such securities in reliance upon exemptions from the registration and prospectus requirements of such securities laws; and (iv) the availability of such exemptions depends upon, among other things, the Vendor's representations, warranties and agreements contained in this Agreement, including, without limitation, the bona fide nature of the investment intent as expressed herein. The Vendor further understands and acknowledges that POPstar is under no obligation to register or qualify the Restricted Common Stock under any applicable securities law, or to comply with any exemptions under any applicable securities law in connection with any resale of such



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

               Restricted Common Stock.

          6.9.2. No Regulatory Review. The Vendor understands and acknowledges that no securities commission or similar regulatory authority has made any finding or determination regarding the fairness of the offer, sale or issuance of the securities described herein, has made any recommendation or endorsement of the offer and sale of the securities described herein or has reviewed or passed in any way upon this Agreement or upon the merits of the securities described herein.

          6.9.3. Investment. The Vendor is acquiring the Restricted Common Stock as principal, for investment purposes only, for the Vendor's own account and not with the view to or for immediate resale or redistribution.

          6.9.4. Speculative Investment. The Vendor is aware that the acquisition of the Restricted Common Stock is a speculative investment involving a high degree of risk and that there is no guarantee that the Vendor will realize any gain from an investment in such Restricted Common Stock. The Vendor further understands that the Vendor could lose the entire amount of the Vendor's investment in such Restricted Common Stock. The Vendor is financially able to bear the economic risk of an investment in the Restricted Common Stock, including the ability to hold such Restricted Common Stock indefinitely and to afford a complete loss of the Vendor's investment in such Restricted Common Stock.

          6.9.5. Resale Restrictions. The Vendor acknowledges that the Vendor's rights to transfer the Restricted Common Stock will be restricted, including restrictions under applicable securities laws, and that the Vendor has been independently advised as to such restrictions, and, without limiting the generality of the foregoing, the fact that the Vendor will not be able to trade in such Restricted Common Stock except where an exemption is available under relevant securities laws and the Vendor understands such restrictions. The Vendor covenants that it will not sell, transfer or otherwise dispose of the Restricted Common Stock except in compliance with the applicable securities laws. In connection therewith, the Vendor acknowledges that POPstar may make a notation on its share registers and records regarding the restrictions on transfers set forth in this Section and will transfer securities on the books of POPstar only to the extent not inconsistent therewith.

          6.9.6. No Advertising. The offering and sale of the Restricted Common Stock were not made through an advertisement of the securities in the printed media of general and regular unpaid circulation, radio or television or any other form of advertisement or as part of a general solicitation. The Vendor acknowledges that the information received by the Vendor does not, individually or collectively, constitute an offering memorandum or similar document describing the business or affairs of POPstar which has been, or



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

               appears or purports to have been, prepared for delivery to, and review by, prospective Vendors in order to assist them in making an investment decision in respect of securities of POPstar.

          6.9.7. Investor's Acknowledgement. The Vendor acknowledges, represents and warrants, as at the date given above and at the Closing, that:

               6.9.7.1. POPstar is offering the restricted Common Stock pursuant to an exemption under Section 4 (2) of the Securities Act of 1933 of the United States of America, as amended (the "Securities Act") not involving any public offering;

               6.9.7.2.  the  Vendor is not a U.S.  Person  (as  defined  in the
                    Securities Act) and is not purchasing the restricted Common Stock for the account of or the benefit of a U.S. Person;

               6.9.7.3. the Vendor was not offered the  restricted  Common Stock in the United States (as defined in Regulation S under the Securities Act);

               6.9.7.4. the Vendor did not execute or deliver this  Agreement in the United States (as so defined); and

               6.9.7.5. to the extent that the Vendor is not a U.S. Person,  the
                    Vendor has satisfied itself as to the full observance of the laws of its jurisdiction in connection with its acquisition of the restricted Common Stock.

          6.9.8.  Certificate   Legending.   The  certificates   evidencing  the
               Restricted Common Stock may contain a legend similar to the following or substantially as follows:

               THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

          6.9.9. No Representation. Other than as set forth herein and those included in the documents to be delivered with the Closing contemplated hereby, the Vendor acknowledges that the Vendor has not received and will not receive any representations or warranties from POPstar or any of its respective affiliates, employees or agents in making an investment decision related to the acquisition of the Restricted Common Stock described herein.



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

7.   Representations and Warranties by the Purchaser

     The Purchaser represents and warrants to the Vendor that:

     7.1. Organization of the Purchaser. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of the Purchaser and this Agreement constitutes a valid and binding obligation of the Purchaser; enforceable against it in accordance with its terms.

     7.2. No Conflict as to the Purchaser. Neither the execution and delivery of this Agreement nor the consummation of the purchase of the Intellectual Property by the Purchaser will (a) violate any provision of the certificate of incorporation, memorandum, articles, by-laws or other constituting documents of the Purchaser, or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement to which the Purchaser is a party which will result in this Agreement becoming null and void, invalid and non-binding, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to the Purchaser.

8.   Representations and Warranties by POPstar

     POPstar represents and warrants to the Vendor that:

     8.1. Organization of POPstar. POPstar is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, U.S.A., with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of POPstar and this Agreement constitutes a valid and binding obligation of POPstar; enforceable against it in accordance with its terms.

     8.2. No Conflict as POPstar. Neither the execution and delivery of this Agreement nor the consummation of the purchase of the Intellectual Property by the Purchaser will (a) violate any provision of the certificate of incorporation, memorandum, articles, by-laws or other constituting documents of POPstar, or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement to which POPstar is a party which will result in this Agreement becoming null and void, invalid and non-binding, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of



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          any court or other governmental body applicable to POPstar.

     8.3. POPstar Restricted Common Stock. The delivery of certificates to the Vendor provided in Section 3 of this Agreement will result in the Vendor's acquisition of registered and beneficial ownership of those Restricted Common Stock, free and clear of all and any security interest, mortgage, encumbrances, lien, charge, adverse claim or restriction of any kind other than as required by U.S./Canadian Federal and State/Provincial securities laws.

9.   General Provisions

     9.1. If any provisions of this Agreement are determined by a court of law or arbitral tribunal to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     9.2. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada and the parties hereby submit to the non-exclusive jurisdiction of the courts of British Columbia (provided that actions to enforce a judgement of a
          British Columbia court may be pursued by either party in any jurisdiction). Any disputes arising out of or relating to this
          Agreement or the interpretation, breach, termination or validity hereof shall be settled first through friendly consultations between the parties. Such consultations will begin immediately after one party has delivered to the other party written request for such consultation. If, within thirty (30) days following the date on which such notice is given (the "Arbitration Request Period"), the dispute cannot be settled through consultations, the dispute shall, on the request of either party with notice to the other party, be submitted to arbitration in British Columbia. Any decision by the arbitrator will be final and binding on the parties, and the parties agree to be bound thereby and to act accordingly. If neither party has requested arbitration within the Arbitration Request Period, either party may bring suit in the courts of British Columbia, and each party hereby submits to the non-exclusive jurisdiction of the courts of British Columbia for such purpose (provided that actions to enforce a judgment of a British Columbia court may be pursued by either party in any jurisdiction).

     9.3. All notices, consents, assignments and other communication under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and facsimile set forth below (or to such other address, telex numbers and facsimile as a party may designate as to itself by notice to the other parties).

          (a)  If to the Vendor:

               Belcarra Messaging Corp.
               Unit 11-555 Clarke Road Suite 13
               Coquitlam, BC V3K 3X0 Canada
               Attn:  Bruce Balden
               Facsimile no:  604-931-6057

          (b)  If to the Purchaser:
               POPstar Global Communications Inc.
               c/o POPstar Communications Canada Corp.
               107 East 3rd Avenue
               Vancouver, BC V5T 1C7 Canada
               Attn:  Don Lau
               Facsimile no:  604-872-6601

          (c)  If to POPstar:
               POPstar Communications, Inc.
               c/o POPstar Communications Canada Corp.
               107 East 3rd Avenue
               Vancouver, BC V5T 1C7 Canada
               Attn:  Don Lau
               Facsimile no:  604-872-6601

     9.4. Each party shall bear its own expenses  incidental to the preparation,
          negotiation,   execution  and  delivery  of  this  Agreement  and  the
          performance of its obligations hereunder.

     9.5. The captions in this Agreement are for convenience of reference only and shall not be given any effect in interpretation of this Agreement.

     9.6. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. The parties may waive any term of this Agreement but any waiver must be in writing.

     9.7. This Agreement supersedes all prior agreements among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

     9.8. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     9.9. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that none of the parties may assign its rights hereunder without the consent of the others.

THIS AGREEMENT was given on the day and year first above written.


Signed by                              )
                                       )
Name:  Bruce Balden                    )
Title: President                       )
for and on behalf of                   )    /s/ Bruce Balden
Belcarra Messaging Corp.               )    ---------------------------------
                                            Signature

Signed by                              )
                                       )
Name: John McDermott                   )
Title:                                 )
for and on behalf of                   )
POPstar Global                         )    /s/ John McDermott
Communications Inc.                    )    ---------------------------------
                                            Signature

Signed by                              )
                                       )
Name:  John McDermott                  )
Title: President                       )
for and on behalf of                   )    /s/ John McDermott
POPstar Communications, Inc.           )    ---------------------------------
                                            Signature

                                    EXHIBIT A




           Form of Licensing Agreement with Carnegie Mellon University
                   In respect of "Cyrus" IMAP server software



CYRUS IMAP                                ASG Home   What's New   Jobs   Search
LICENSING

                                                                     Contact Us

                                              Download Software   Project Cyrus

                                                                            Home


Version 2.0 and later of the Cyrus IMAP server is covered by the following copyright message:

 *  Copyright (c) 1994-2000 Carnegie Mellon University.  All rights reserved.
 *
 *  Redistribution  and use in  source  and  binary  forms,  with or  without
 *  modification, are permitted provided that the following conditions
 *  are met:
 *
 *  1.  Redistributions of source code must retain the above copyright
 *      notice, this list of conditions and the following disclaimer.
 *
 *  2.  Redistributions in binary form must reproduce the above copyright
 *      notice, this list of conditions and the following disclaimer in
 *      the documentation and/or other materials provided with the
 *      distribution.
 *
 *  3.  The name "Carnegie Mellon University" must not be used to
 *      endorse or promote products derived from this software without
 *      prior written permission.  For permission or any legal
 *      details, please contact
*               Office of Technology Transfer
*               Carnegie Mellon University
*               5000 Forbes Avenue
*               Pittsburgh, PA  15213-3890
*               (412) 268-4387, fax: (412) 268-7395
*               tech-transfer@andrew.cmu.edu
*
*  4.   Redistributions of any form whatsoever must retain the following
*       acknowledgment:
*               "This product includes software developed by Computing  Services
*               at Carnegie Mellon University (http://www.cmu.edu/computing/)."
*
*  CARNEGIE MELLON UNIVERSITY DISCLAIMS ALL WARRANTIES WITH REGARD TO
*  THIS SOFTWARE, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY
*  AND FITNESS, IN NO EVENT SHALL CARNEGIE MELLON UNIVERSITY BE LIABLE
*  FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES
*  WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, WHETHER IN
*  AN ACTION OF CONTRACT, NEGLIGENCE OR OTHER TORTIOUS ACTION, ARISING
*  OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THIS SOFTWARE.

If you find this software useful and valuable in your work, we welcome any support you can offer toward continuing this work.

We  gratefully   accept   contributions,   whether   intellectual  or  monetary.
Intellectual contributions in the form of code or constructive collaboration can be directed to cyrus-bugs+@andrew.cmu.edu (even if it is not a bug).

If you wish to provide financial support to the Cyrus Project, send a check payable to Carnegie Mellon University to

       Project Cyrus
       Computing Services
       Carnegie Mellon University
       5000 Forbes Ave
       Pittsburgh, PA 15213
       USA

--------------------------------------------------------------------------------
Last Updated: Sunday, 16-Jul-2000 16:42:48 EDT